                                                                   EXHIBIT 10.30

                        Confidential Treatment Requested

[*]  indicates deletion of confidential portions.


                                 AMENDMENT NO. 1

                                       To

              Collaborative Commercialization and License Agreement

                                     Between

                       Catalytica Combustion Systems, Inc.

                                       And

                          Genxon Power Systems, L.L.C.

                                       And

                            General Electric Company

--------------------------------------------------------------------------------

     This Amendment No. 1 is entered into as of this 3 day of January, 2002 by and between General Electric Company, a corporation organized and existing under the laws of New York, having offices at 1 River Road, Schenectady, New York (hereinafter "GE"), and Catalytica Energy Systems, Inc., a corporation organized and existing under the laws of Delaware, having offices at 430 Ferguson Drive, Mountain View, California (hereinafter "CESI"), including its affiliate, Genxon Power Systems L.L.C., a Delaware limited liability company, also with offices at 430 Ferguson Drive, Mountain View, California (hereinafter "GPS").

     This Amendment No. 1 includes the following Exhibits: Exhibit A - Program Schedule and Milestones; and Exhibit D - Exceptions to the Exclusive Rights of
Section 6.2.1.

     WHEREAS, GE and GPS and Catalytica Combustion Systems, Inc., a corporation organized and existing under the laws of Delaware, having offices at 430 Ferguson Drive, Mountain View, California (hereinafter "CCSI") entered into a Collaborative Commercialization and License Agreement ("CCLA") dated November 19, 1998 under which they have cooperated in the area of catalytic combustion systems for gas turbines; and

     WHEREAS, Catalytica Combustion Systems, Inc. (CCSI) was renamed Catalytica Energy Systems, Inc. (CESI) in October, 2000; and

     WHEREAS, GPS, a joint venture between CESI and Woodward Governor Company ("Woodward"), will be dissolved pursuant to a "Genxon Membership Transfer and Settlement Agreement," dated December 19, 2001 (hereinafter "Genxon Settlement Agreement") wherein all GPS rights and properties are transferred to CESI; and

     WHEREAS, GE, GPS and CESI desire to update certain terms of the CCLA to reflect the parties' ongoing objectives with respect to developing and commercializing catalytic combustion systems for gas turbines; and

     WHEREAS, GE, GPS and CESI each represents that it is fully authorized to deal generally with and to make this Amendment respecting the subject matter hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree to amend the CCLA as follows:

Each occurrence of "Catalytica Combustion Systems, Inc." and "CCSI" is hereby revised to read "Catalytica Energy Systems, Inc." and "CESI", respectively. Each occurrence of "XONON" is hereby revised to read "Xonon".


                             Article 1 - Definitions

          Section 1.1 is hereby revised to read as follows:

1.1       "Additional Period" shall mean the time period commencing upon the
          -------------------
          date of expiration or earlier termination of the Incentive Term (as such Incentive Term may be modified pursuant to Sections 6.2.2, 7.3, or 7.5 below), and ending on the fifth (5th) anniversary of such expiration date.

          Section 1.9 is hereby revised to read as follows:

1.9       "Commercialization Plan" shall mean a plan for the Commercialization
          ------------------------
          of the Products in a particular Market Segment during the Commercialization Phase, including estimated funding amounts and dates for certain milestones, as such plan may be modified pursuant to the provisions of Section 5.1.3 below.

          Section 1.13 is hereby revised to read as follows:

1.13      "Development Funds" shall mean any amounts raised or expended by the
          -------------------
          parties under Article 4 below.

          Section 1.14 is hereby revised to read as follows:

1.14      "Development Workplan" shall mean the detailed work plan for the
          ----------------------
          technological development of the Products in a particular Market Segment during the Technology Development Phase, which shall (i) be based on the tollgate milestones identified in Exhibit A, (ii) include a tollgate milestone schedule to be agreed upon by the parties, and
          (iii) be modified or updated by the parties on at least an annual basis by mutual agreement.

          Section 1.17 is hereby revised to read as follows:

1.17      "Gas Turbine(s)" shall mean gas turbines rated at [*] for industrial
          ----------------
          and power generation applications.

          Section 1.20 is hereby revised to read as follows:

1.20      "Incentive Term" shall mean:
          ----------------

          (1) with respect to the Small Gas Turbine Market Segment, the term beginning on the Effective Date (November 19, 1998) and ending on the earlier of (a) three (3) years after the date that the first Small Gas Turbine is shipped with a Xonon Combustion System, or
               (b) three years after the date that the first Small Gas Turbine is retrofit with a Xonon Combustion System;

          (2) with respect to the Large Gas Turbine Market Segment, the term beginning on the Effective Date (November 19, 1998) and ending on December 31, 2003; or, if a Market Segment Agreement is mutually agreed upon, the term beginning on the Effective Date and ending on the earlier of (a) three (3) years after the date that the first Large Gas Turbine is shipped with a Xonon Combustion System, or (b) three years after the date that the first Large Gas Turbine is retrofit with a Xonon Combustion System;

          (3) with respect to the Syntroleum Market Segment, the period commencing on the Effective Date (November 19, 1998) and ending December 31, 2001;

          (4) with respect to all other Market Segments, the term beginning on the date of execution of a Market Segment Agreement and ending on the earlier of (a) three years after the date that the first Gas Turbine in that Market Segment is shipped with a Xonon Combustion System, or (b) three years after the date that the first Gas Turbine in that Market Segment is retrofit with a Xonon Combustion System.

          The Incentive Term for any Market Segment is subject to extension and reduction as provided in Sections 6.2.2, 7.3, and 7.5.

          Section 1.23 is hereby revised to read as follows:

1.23      "Market Segment" shall mean any one of the following: the Large Gas
          ----------------
          Turbine Market Segment, the Small Gas Turbine Market Segment, the Syntroleum Market Segment, and any other mutually agreed upon market segment as defined in a subsequent Market Segment Agreement.

          Section 1.29 is hereby revised to read as follows:

1.29      "Program Schedule and Milestones" shall mean a schedule for achieving
          ---------------------------------
          the development milestones ("GE Tollgates") identified in Exhibit A leading up to and including the first Gas Turbine firing date at a customer site for each Market Segment.

          The following Sections are hereby deleted:

          1.21 (Initial Term)
          1.24 (Maximum GE Required Expenditures)
          1.30 (7E Market Segment)
          1.31 (7F Market Segment)
          1.35 (Target Funding Amount)

          The following Sections are hereby added:

1.45      "Large Gas Turbine Market Segment" shall mean the worldwide market for
          ----------------------------------
          the Products for Gas Turbines having outputs at ISO conditions of [*], including without limitation the GE Frame 7E and 7F Gas Turbines.

1.46      "Small Gas Turbine Market Segment" shall mean the worldwide market for
          ----------------------------------
          the Products for Gas Turbines having outputs at ISO conditions of [*], excluding aeroderivative Gas Turbines.


                   Article 2 - Representations and Warranties

          The following Sections 2.2.12, 2.3, 2.4, and 2.5 are hereby added:

2.2.12 CESI has obtained, by assignment from Woodward, U.S. Patent No. 6,095,793 to Greeb and all foreign counterparts thereof, including without limitation the worldwide right to grant licenses to make, use, sell, offer for sale, and import products and to practice methods covered by U.S. Patent No. 6,095,793 and foreign counterparts thereof.

2.3 CESI hereby represents and warrants that, pursuant to the Genxon Settlement Agreement, CESI has obtained sufficient rights to permit CESI to perform all of its obligations under this Agreement, including any and all licenses or grants of intellectual property rights to GE.

2.4 CESI hereby represents and warrants that CESI (as opposed to Woodward) has acquired all of the rights and obligations of GPS with respect to the CCLA as a result of the Genxon Settlement Agreement.

2.5 CESI hereby represents and warrants that CESI has the legal power to extend the rights granted to GE in Section 6.2.1 and that it has not made any commitments to others except as defined in Exhibit D, concerning catalytic combustion systems for gas turbines rated [*] in derogation of such rights.


                      Article 3 - Commercialization Program

          The following Section 3.0 is added to the beginning of Article 3, before Section 3.1:

3.0 The parties, by a written agreement ("Market Segment Agreement"), may enter into a Commercialization Program for a particular Market Segment. The Market Segment

          Agreement will include (a) with respect to the Technology Development Phase, a Program Schedule and Milestones, a development funding plan, a Development Workplan to be updated annually, and Yearly Development Budgets; (b) with respect to the Commercialization Phase, a Commercialization Plan; and (c) with respect to a Market Segment not defined in this Agreement, a definition of the Market Segment. The Market Segment Agreement will define the scope of any and all exceptions to the exclusive rights granted to GE in Section 6.2.1 for the relevant Market Segment, and any and all exceptions to GE's ability to purchase all of its requirements for catalytic combustion systems for Gas Turbines in the relevant Market Segment from CESI during the Incentive Term. If there are no such exceptions, GE and/or CESI, as the case may be, will represent and warrant the same in the Market Segment Agreement.

          Section 3.1 is hereby revised to read as follows (subsections 3.1.1 through 3.1.5 remain unchanged):

3.1       "Technology Development Phase". The first phase of the
          ------------------------------
          Commercialization Program shall be the Technology Development Phase, during which GE and CESI will pursue the technological development of the Products so as to enable their Commercialization. GE and CESI will conduct their respective development efforts in accordance with the Program Schedule and Milestones, the Development Workplan, and the Yearly Development Budgets approved by the Management Committee, as such Development Workplan and Yearly Development Budgets may be modified by the Management Committee under Section 5.1.3 below.

          Section 3.2 is hereby revised to read as follows:

3.2       "Commercialization Phase". The second phase of the Commercialization
          -------------------------
          Program shall be the Commercialization Phase, during which GE and CESI will jointly pursue the Commercialization of the Products as developed during the Technology Development Phase. GE and CESI will conduct their respective efforts in accordance with the Commercialization Plan, as such Commercialization Plan may be modified by the Management Committee under Section 5.1.3 below, Article 7, and any other relevant terms of this Agreement.


             Article 4 - Funding of the Technology Development Phase

          Replace Section 4.1 with the following:

          Funding for the Technology Development Phase for a Market Segment defined subsequent to the execution of Amendment No. 1 to the CCLA shall be agreed upon by the parties pursuant to the relevant Market Segment Agreement during Tollgate 1 as depicted in Exhibit A. Funding sources may include customer funding, government funding, funding by GE and/or CESI, or a combination of the above.

          The following Sections are hereby deleted:

          4.2 (GE Required Expenditures)
          4.3 (Failure to Obtain Target Funding)
          4.4 (Funding Contributions by Customers of GE)


            Article 6 - Contribution of Technology and License Rights

          Section 6.1 is hereby revised to read as follows:

6.1       Technology Transfer. Promptly following the Effective Date and
          -------------------
          thereafter as such information becomes available, GE and CESI each shall disclose to the other party all Technical Information in its possession that is relevant to the Commercialization Program, to the extent deemed necessary by the disclosing party, in its reasonable discretion, to enable the other party to perform its obligations and to conduct its activities contemplated by this Agreement. GE shall not be obligated to disclose any information to CESI concerning, without limitation, the fuel/air mixer package or the preburner. CESI shall not be obligated to disclose any Technical Information to GE concerning the Xonon Module.

          Section 6.2.1 is hereby revised to read as follows:

6.2.1     License under CESI Technology. As partial consideration for GE's
          -----------------------------
          contribution to the Commercialization Program, CESI hereby grants to GE for the term of this Agreement a paid up, worldwide license under all CESI Technology:

          (a) to purchase and import the Products from CESI for application to Gas Turbines and the Syntroleum Mod 2 Process, and

          (b) to use, sell, offer to sell, and import the Products for Gas Turbines and the Syntroleum Mod 2 Process.

          The license granted in this Section 6.2.1 shall be exclusive with respect to a Market Segment during the Incentive Term of such Market Segment and subject to (i) CESI's reservation, during the Incentive Term, of the right and license under the CESI Technology only to conduct Pre-Commercial Activities with Third Parties relating to catalytic combustion equipment for Third Party Gas Turbines, (ii) with respect to exclusivity, GE purchasing all of its requirements for catalytic combustion systems for Gas Turbines in a particular Market Segment from CESI during the Incentive Term of any license rights granted under this Section 6.2.1, and (iii) with respect to exclusivity, those exceptions to the exclusive rights granted to GE in this Section 6.2.1 which are defined in a Market Segment Agreement or in Exhibit D to this Agreement (for the Small Gas Turbine, Large Gas Turbine, and Syntroleum Market Segments). As used in this Agreement, the term "catalytic combustion system" means a gas turbine combustion system that employs a catalyst upstream of the turbine inlet and integrated with the combustion process and shall not include SCR, SNCR, SCONOx or other catalytic devices employed in pollution clean-up.

          Section 6.2.2 is hereby revised to read as follows:

6.2.2     For all periods other than the Incentive Term, the license granted in section 6.2.1 shall be exclusive only with respect to GE-designed Gas Turbines so that CESI can, itself or through its licensees, sell and offer to sell the Products to Third Parties for non GE-designed Gas Turbine applications under the CESI Technology.

          GE may, in its sole discretion (after giving due regard to CESI's concerns), elect to terminate the Incentive Term for a particular Market Segment prior to its expiration date by written notice to CESI setting forth such expiration date, and in such event, the length of the Additional Period shall be increased on an equivalent basis to compensate GE for any such reduction in the Incentive Term (such that the Additional Period shall commence on the date of termination of the Incentive Term and expire on the same date it would have expired if the Incentive Term (including any modifications pursuant to Sections
          7.3 and 7.5) had not been terminated early). In addition, in a timely fashion after the Effective Date, or from time to time thereafter as appropriate, CESI and GE shall consider in good faith other modifications of the Incentive Term, including elimination of all or any part of the Incentive Term in exchange for appropriate compensating expansions of the Additional Period and a reconsideration of the continuing existence or structure of Section 8.1 hereof.

          As partial consideration for the rights being granted back to CESI under this Section 6.2.2., GE shall receive either (a) a fixed payment in an amount to be mutually agreed upon by CESI and GE or (b) the right during the Additional Period to purchase the Products from CESI or its licensees [*]. CESI shall, at its sole option, elect which consideration GE shall receive, either (a) or (b) specified above, at least 60 days prior to the end of the Incentive Term for a particular Market Segment and, if CESI elects option (a) and the parties agree on the amount of the payment, shall pay GE the mutually agreed upon amount in full by wire transfer upon the expiration of the Incentive Term; otherwise, CESI shall elect option (b). The grant back of rights to CESI shall not be effective until payment under option (a) is received by GE or until CESI notifies GE in writing that it elects to compensate GE under option (b) set forth in this Section 6.2.2.

          If there is no [*] at any time after the Incentive Term has terminated (due to the lack of any sales by CESI or a CESI licensee to a Third Party), [*], as defined in Section 7.2.1, shall apply.

          The following Section 6.2.6 is hereby added:

6.2.6 CESI hereby grants to GE a nonexclusive, worldwide, royalty-free license to make, use, sell, offer for sale, and import products and to practice methods covered by CESI's U.S. Patent 6,095,793 and foreign counterparts thereof in connection with Gas Turbines rated at [*] MW at ISO conditions and Gas Turbines rated at [*] at ISO conditions including without limitation the GE 10 Gas Turbine. CESI agrees to grant GE a royalty free license under the aforementioned U.S. Patent 6,095,793 and foreign counterparts thereof for any Market Segment which is the subject of a Commercialization Program between GE and CESI.

                         Article 7 - Commercialization

          The first sentence in Article 7 is hereby revised to read as follows:

          The Commercialization of the Products for a particular Market Segment shall be subject to the Commercialization Plan for that Market Segment and the provisions of this Article 7.

          Section 7.1 is hereby revised to read as follows:

7.1       Supply Agreement. For a particular Market Segment, during the
          ----------------
          Incentive Term, CESI shall supply all of GE's requirements for the Products for incorporation into Gas Turbines, provided that CESI can meet GE's quality, quantity and schedule requirements, pursuant to the Purchase Terms and Conditions set forth in Exhibit C. During this period, GE reserves the right to engage in activities with Third Parties regarding catalytic combustion systems for use on any GE gas turbine, provided CESI shall have the right to treat any sale, field test, or accepted written offer to sell by GE of Third Party catalytic combustion systems for Gas Turbines during the Incentive Term as a material breach of this Agreement with respect to the relevant Market Segment, triggering CESI's rights under Sections 8.1, 13.1.3, and 13.3 hereof. The purchase or otherwise obtaining of catalyst modules by GE from Third Parties for the purpose of evaluation and testing (other than field testing) shall not be a breach of this Agreement. The sale by GE of a Third Party catalytic combustion system in a particular Market Segment outside of the Incentive Term or for a gas turbine not included in a Market Segment shall not be a breach of this Agreement.

          Section 7.2.2 is hereby revised to read as follows:

7.2.2 In any event and as further consideration for GE's contribution to the Commercialization Program, to the extent GE procures all of its requirements for Gas Turbine catalytic combustion systems in a particular Market Segment from CESI, GE may purchase the Products at [*], with the exception of GE procurement during the Additional Period during which period Article 6 shall control pricing.

          Section 7.3 is hereby revised to read as follows:

7.3       Extension of the Incentive Term. In the event that the Target
          -------------------------------
          Percentage (defined below) or more of the Gas Turbines shipped or in production by GE in the last year of the Incentive Term in a particular Market Segment include a Xonon Module, or have associated therewith an order for a Xonon Module, or result in an order for a Xonon Module, then the Incentive Term shall be extended by one (1) year. The Target Percentage shall be [*] for the first extension, [*] for the second extension, [*] for the third extension, [*] for the fourth extension, [*] for the fifth extension, and [*] for the sixth and all subsequent extensions. In calculating such percentages, the total number of Gas Turbines shipped or in production during such time period (i.e., the last year of the Incentive Term) shall not include Gas Turbines for which the customer does not require a NOx reduction system, such as a Selective Catalyst Reduction Unit (SCR) or a Xonon Combustion System or an equivalent NOx reduction system. For the purpose of this Section 7.3 only, a Gas Turbine shall be considered "shipped" when it leaves the factory and "in production" from the date of the order definition meeting (in which the scope of supply is defined with the customer) until the date of shipment. For the purpose of this Section 7.3 only, an "order" for a Xonon Module means a commitment in writing to purchase a Xonon Module.

          With respect to each Market Segment in the Incentive Term, GE shall use its best efforts to keep books and records accurately showing all shipment and production by GE of Gas Turbines which include a Xonon module, or have associated therewith a Xonon module, or result in an order for a Xonon module in such manner as to enable GE to determine whether GE is entitled to an extension of the Incentive Term as set forth in this Section 7.3. Such books and records shall be subject to inspection by an independent auditor acceptable to GE at reasonable times, but not more frequently than once every twelve months, for the purpose of verifying GE's entitlement to an extension of the Incentive Term. The fees and expenses of the auditor performing such an examination shall be borne by CESI. GE shall notify CESI in writing of GE's entitlement to an extension of the Incentive Term at least 14 days prior to the beginning of such extension.

          Section 7.4 is hereby deleted.

          Section 7.5 is hereby revised to read as follows:

7.5       Reduction of the Incentive Term.
          -------------------------------

7.5.1 If GE fails, through no fault of CESI, to meet the target date for first shipment or retrofit of a Gas Turbine in a particular Market Segment as set forth in Sections 7.5.2 or 7.5.3 of this Agreement or in a Market Segment Agreement, then the Incentive Term for that Market Segment shall be reduced as follows:

               Delay in Meeting
                 Target Date              Reduction in Incentive Term
          ----------------------------    ---------------------------
          1 - 182 Days                    One day reduction for each day that GE is late
                                          in meeting the target date.

          183 - 365 Days                  1 year reduction plus one day reduction for each
                                          day that GE is late in meeting target date + 182
                                          Days.

          Over 365 Days                   2 year reduction plus one day reduction for each
                                          day that GE is late in meeting the target date +
                                          365 Days.

7.5.2 The target date for first shipment or retrofit for the Small Gas Turbine Market Segment is [*], which date can be modified only by mutual agreement of the parties.

7.5.3 The target date for first shipment or retrofit for the Large Gas Turbine Market Segment is [*], which date can be modified only by mutual agreement of the parties.

          Example: GE's first shipment of a Small Gas Turbine occurs June 30, 2003, [*] days after the target date of [*]. The Incentive Term is defined in Section 1.20(1) to end June 30, 2006, three years after actual shipment. The Incentive Term is reduced by 1 year plus 1 day for each day after May 31, 2003 (target date + 182 Days), i.e., a reduction of 1 year + 30 days. The reduced Incentive Term therefore ends May 31, 2005.

          If the target dates for first shipment or retrofit are not met because of CESI's fault, or if CESI is unable to commit to the deliveries contemplated by Section 7.3 in quantities that would extend the Incentive Term due to Xonon Module technical, quality or delivery reasons, then GE and CESI will consider in good faith a revised schedule for extension of the Incentive Term that would provide GE with the benefits contemplated in Section 7.3.

          Section 7.6 is hereby deleted.

          The following Section 7.8 is hereby added:

7.8 CESI guarantees that all Xonon Modules sold to GE will perform satisfactorily in accordance with the Xonon Module product specifications for at least 8000 operating hours. Xonon Modules which fail to operate satisfactorily for at least 8000 operating hours will be replaced by CESI on a pro-rata basis, including freight.


                              Article 8 - Royalties

          Section 8.1 is hereby revised to read as follows:

8.1       Royalties Upon Certain Terminations. In the event of a termination of
          -----------------------------------
          this Agreement by CESI under Section 13.1 or 13.2, including, in each case, any termination by individual Market Segment under Section 13.6, and subject to any surviving terms of this Agreement, if GE elects thereafter to continue to sell and offer to sell Products to customers, with respect to any such Market Segment, then CESI shall grant to GE a non-exclusive, royalty-bearing, irrevocable, worldwide license under CESI's Commercialization Program Technology, CESI's Background Technology, the Xonon Control Algorithms, and CESI's U.S. Patent 6,095,793 and foreign counterparts thereof to sell and offer to sell Products and to sublicense Xonon Control Algorithms, and GE shall pay to CESI fees and royalties with respect to such Market Segment, payable in the form of (a) a one-time fee in the amount set forth below or set forth in a subsequent Market Segment Agreement, payable upon the first sale of a gas turbine incorporating such Product in such Market Segment; and (b) a royalty in the amount set forth below or set forth in a subsequent Market Segment Agreement for each subsequent sale of a gas turbine incorporating such Product until the Royalty Cap is achieved, at which time GE's License shall be fully paid up, irrevocable, perpetual and worldwide. The royalties set forth in Sections 6.2.4 and 6.2.5 are payable only for sales of

          Gas Turbines made during the life of this Agreement and, after termination, are not payable in addition to the royalties set forth in this Section 8.1.

          ------------------------ ---------------------- ------------------------ ----------------------
          Market Segment           Royalty Cap            One-Time Fee             Royalty Per Sale
          ------------------------ ---------------------- ------------------------ ----------------------
          Large Gas Turbine        [*]                    [*]                      [*]
          ------------------------ ---------------------- ------------------------ ----------------------
          Syntroleum               [*]                    [*]                      [*]
          ------------------------ ---------------------- ------------------------ ----------------------
          Small Gas Turbine        [*]                    [*]                      [*]
          ------------------------ ---------------------- ------------------------ ----------------------


                                    Article 10 - Confidentiality

          The following Section 10.4 is hereby added:

10.4 CESI shall not disassemble, measure, analyze, or otherwise reverse engineer any fuel/air mixer package or preburner which is designed, modified, or manufactured in whole or in part by or on behalf of GE for GE designed gas turbines. CESI shall not modify its fuel/air mixer package or preburner design based on the design of a fuel/air mixer package or preburner which is designed, modified, or manufactured in whole or in part by or on behalf of GE for GE designed gas turbines. CESI retains the right to independently develop, modify, or improve the fuel/air mixer package or pre-burner provided that such developments, modifications, and improvements are based on CESI Technology.


                    Article 12 - Technology and Patent Rights

          Section 12.3.1 is hereby revised to read as follows:

12.3.1    GE License. In the event GE exchanges Technical Information comprising
          ----------
          improvements and/or modifications to the Xonon Module during the period of ten (10) years following the Effective Date of this Agreement and/or if GE conceives, by means of GE employees who had access to CESI Technology, any invention comprising an improvement or modification to the Xonon Module, then GE shall grant to CESI a non-exclusive royalty-free, perpetual, world-wide, irrevocable license (with unrestricted rights to sublicense) to make, have made, use, sell, lease, and/or export Products under both the aforesaid Technical Information and any Patents which result from the aforesaid inventions; said non-exclusive license being restricted in field-of-use to Products for gas turbines employing catalytic combustion, other than aircraft gas turbines. GE is not obligated to grant any license to CESI under any GE Patents or Technical Information relating to the fuel/air mixer package, the preburner, or any combustor hardware components (other than the Xonon Module as set forth in this Section 12.3.1).


                            Article 13 - Termination

          Section 13.2 is hereby revised to read as follows:

13.2      Termination Without Cause. Either party shall have the unilateral
          -------------------------
          right to terminate this Agreement by giving written notice to the other party, upon the terminating party's written notice to the other party of significant technical issues which indicate that the technical objectives of the Commercialization Program are not achievable or cannot be achieved within the timetable established in the Development Workplan or any extension thereof agreed to by the parties; with GE having the right to terminate only if the technical issues relate to the Xonon Module or Xonon Components, and CESI having the right to terminate only if the technical issues relate to the GE Components.

          Section 13.3 is hereby revised to read as follows:

13.3      Consequences of Termination -- CESI Not in Default. In the event this
          --------------------------------------------------
          Agreement is terminated by GE under section 13.2, or by CESI under
          Section 13.1: (a) CESI shall have no obligation to make improvements to the Xonon Combustion System available to GE beyond those developed in the Commercialization Program prior to such termination; (b) GE's exclusive licenses under CESI Technology pursuant to Section 6.2.1 shall be limited to GE-designed Gas Turbines, (c) GE's right to [*] under Article 6 shall be extinguished, (d) GE's rights to [*], rights to purchase and sole distribution rights under Article 7 shall all terminate, and (e) if GE elects to pursue its options under Section 8.1, GE shall pay CESI the predetermined royalty or fee as provided therein.

          Sub-Section (a) of Section 13.4 is hereby revised to read as follows:

          (a) GE's licenses pursuant to Article 6 shall continue in effect and CESI shall promptly arrange with GE for a Third Party source of supply (as a vendor to CESI) of the Xonon Combustion System using the procedure set forth in Section 7.7 above which assures GE of a continuing and uninterrupted source of supply for the Xonon Modules and/or Xonon Components, and

          Section 13.5 is hereby revised to read as follows:

13.5      Effect of Termination. Termination of this Agreement shall not relieve
          ---------------------
          the parties of any obligation accruing prior to such termination. The provisions of Sections 6.2.6, 7.8, 9.1, 9.2 and this 13.5, and Articles 10 [Confidentiality], 11 [Publication], 12 [Technology and Patent Rights] and 14 [Indemnity], in addition to those rights and obligations specifically noted in Section 13.3 or 13.4, to the extent applicable, shall survive the termination of this Agreement. Each party shall bear its own termination costs. There will be no liquidated damages.

Except as provided above, all other provisions of the CCLA remain unchanged and said CCLA as amended by this Amendment No. 1 constitutes the entire understanding between GE, CESI, and GPS with respect to the subject matter thereof and supersedes all previous negotiations, commitments and writings with respect thereto.

IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 1 to be executed in three (3) original copies by its duly authorized officers or representatives and to become effective upon the last date of signature below.


General Electric Company                Catalytica Energy Systems, Inc.
GE Power Systems

By                                      By
        -----------------------------           --------------------------------


Title                                   Title
        -----------------------------           --------------------------------


Witness                                 Witness
        -----------------------------           --------------------------------


Date                                    Date
        -----------------------------           --------------------------------



                                        Genxon Power Systems LLC


                                        By
                                                --------------------------------


                                        Title
                                                --------------------------------


                                        Witness
                                                --------------------------------


                                        Date
                                                --------------------------------

                     EXHIBIT A [replaces Exhibit A in CCLA]
                         Program Schedule and Milestones

                  NPI Tollgate Completion Status and NPI Risk

       Tollgate 1                      Tollgate 2                         Tollgate 3                        Tollgate 4
    PRODUCT OPTIONS                 REQUIREMENT &                         CONCEPTUAL
     IDENTIFICATION                    RESOURCES                            DESIGN                      PRELIMINARY DESIGN
-------------------------       ---------------------------       ---------------------------       ----------------------------
  Define Market Driver          Factor SI Feedback In Plan             Launch Program                   Expand POS to Feature
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       000                     *       200                       *       300                       *       400
-------------------------       ---------------------------       ---------------------------       ----------------------------


-------------------------       ---------------------------       ---------------------------       ----------------------------
  Define Program Team            Define Funct/Tech Req'ts          Initiate Eng/Prod Process          Perform Program Reviews
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       100                     *       210a                      *       310                       *       405
-------------------------       ---------------------------       ---------------------------       ----------------------------


-------------------------       ---------------------------       ---------------------------       ----------------------------
Define Cust. Expectations         Define Services Req'ts             Perform DFSS Studies             Define/Record Interfaces
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       120                     *       210b                      *       320                       *       410
-------------------------       ---------------------------       ---------------------------       ----------------------------


-------------------------       ---------------------------       ---------------------------       ----------------------------
Establish Business Goals          Generate Prel. Approach         Establish Detailed Schedule           Perform Risk Reviews
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       130                     *       220                       *       330                       *       415
-------------------------       ---------------------------       ---------------------------       ----------------------------


-------------------------       ---------------------------       ---------------------------       ----------------------------
Develop Product Concepts          Conduct Patent Search            Hold Concept Risk Review           Define Block Introduction
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       131                     *       225                       *       340                       *       420
-------------------------       ---------------------------       ---------------------------       ----------------------------


-------------------------       ---------------------------       ---------------------------       ----------------------------
   Assess Technology              Perform Product Assess.          Conduct Interface Reviews          DFSS Projects Identified
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       132                     *       230                       *       350                       *       430
-------------------------       ---------------------------       ---------------------------       ----------------------------


-------------------------       ---------------------------       ---------------------------       ----------------------------
Evaluate Business Impact          Revalidate Customer QPD           Perform Legal Reviews             Create Test Plan Req'ts
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       140                     *       240                       *       360                       *       440
-------------------------       ---------------------------       ---------------------------       ----------------------------


-------------------------       ---------------------------       ---------------------------       ----------------------------
  Perform Risk Review              Finalize Best Option              Prepare Design Review             Perform Concept Demo's
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       145                     *       245                       *       370                       *       445
-------------------------       ---------------------------       ---------------------------       ----------------------------


-------------------------       ---------------------------       ---------------------------       ----------------------------
  Scope Project Req'ts           Establish Resource Req'ts            Hold Design Review              Develop Schedule & Budget
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       150                     *       250                       *       380                       *       450
-------------------------       ---------------------------       ---------------------------       ----------------------------


-------------------------       ---------------------------       ---------------------------       ----------------------------
   Hold Pre-SI Review              Set Subsystem CTQ's            Define Prod. Quoting Limits            Hold Design Review
-------------------------       ---------------------------       ---------------------------       ----------------------------
  *       199                     *       260                       *       385                       *       460
-------------------------       ---------------------------       ---------------------------       ----------------------------


                                ---------------------------       ---------------------------       ----------------------------
                                   Finalize Product Spec             Finalize Cycle Deck              Hold Product Spec Review
                                ---------------------------       ---------------------------       ----------------------------
                                  *       265                       *       387                       *       470
                                ---------------------------       ---------------------------       ----------------------------


                                ---------------------------       ---------------------------       ----------------------------
                                   Hold Pre-SII Review               Hold Tollgate Review             Develop Introduction Plan
                                ---------------------------       ---------------------------       ----------------------------
                                  *       270                       *       390                       *       480
                                ---------------------------       ---------------------------       ----------------------------


                                ---------------------------       ---------------------------       ----------------------------
                                   Finalize Program Plans         Decision to Develop Product       Hold Prelim. Tollgate Review
                                ---------------------------       ---------------------------       ----------------------------






        Tollgate 5                       Tollgate 6                          Tollgate 7
                                        PRODUCTION &
      DETAILED DESIGN                DESIGN VALIDATION                     POST SHIPMENT
---------------------------       ----------------------------       ----------------------------
   Update Program Plan               Refine Teams, Schedules             Update Program Status
---------------------------       ----------------------------       ----------------------------
  *       500                       *       600                        *       700
---------------------------       ----------------------------       ----------------------------


---------------------------       ----------------------------       ----------------------------
  Complete Component Test           Procure/Manufact H'dware                Ship Units(s)
---------------------------       ----------------------------       ----------------------------
  *       510                       *       610a                       *       705
---------------------------       ----------------------------       ----------------------------


---------------------------       ----------------------------       ----------------------------
Complete Design Activities          Build/Validate Subassy            Perform Pre-Install Review
---------------------------       ----------------------------       ----------------------------
  *       520                       *       510b                       *       710
---------------------------       ----------------------------       ----------------------------


---------------------------       ----------------------------       ----------------------------
  Complete Documentation          Build, Test & Validate Unit        Perform Post-Install Review
---------------------------       ----------------------------       ----------------------------
  *       530                       *       620                        *       720
---------------------------       ----------------------------       ----------------------------


---------------------------       ----------------------------       ----------------------------
 Develop System Test Plan         Complete Product Validation          Document Lessons Learned
---------------------------       ----------------------------       ----------------------------
  *       540                       *       630a                       *       730
---------------------------       ----------------------------       ----------------------------


---------------------------       ----------------------------       ----------------------------
 Complete Production Plan           Conduct Problem Reviews              Conduct Product Test
---------------------------       ----------------------------       ----------------------------
  *       550                       *       630b                       *       740
---------------------------       ----------------------------       ----------------------------


---------------------------       ----------------------------       ----------------------------
 Hold Final Design Review         Verify Status for Field Ship       Complete Product Validation
---------------------------       ----------------------------       ----------------------------
  *       560                       *       640                       *       750
---------------------------       ----------------------------      ----------------------------


---------------------------       ----------------------------      ----------------------------
 Conduct Final Patent Revw         Prepare for Customer Test          Conduct Problem Reviews
---------------------------       ----------------------------      ----------------------------
  *       570                       *       650                       *       760
---------------------------       ----------------------------      ----------------------------


---------------------------       ----------------------------      ----------------------------
 Predict Design Performance          Hold Tollgate 6 Review            Update Business Plans
---------------------------       ----------------------------      ----------------------------
  *       580                       *       699                       *       770
---------------------------       ----------------------------      ----------------------------


---------------------------                                         ----------------------------
   Update Risk Review                                               Conduct Post-Install Review
---------------------------       ----------------------------      ----------------------------
  *       590                       Completion Status Key             *       780
---------------------------       ----------------------------      ----------------------------
                                  /   Done

---------------------------       +   Partially Complete            ----------------------------
 Update Introduction Plan                                            Integrate Lessons Learned
---------------------------       *   No Progress                   ----------------------------
  *       585                     ----------------------------        *       790
---------------------------                                         ----------------------------
                                  X   Change Since Last Review

---------------------------       ----------------------------      ----------------------------
  Hold Tollgate 5 Review                NPI Risk Key                   Hold Tollgate 7 Review
---------------------------                                         ----------------------------
  *       599                                                         *       799
---------------------------                                         ----------------------------


                                    Exhibit B
                             Commercialization Plan

Exhibit B is hereby deleted.

                                    Exhibit D
                 Exceptions to Exclusive Rights of Section 6.2.1

[*]

                                      -16-